SCHEDULE 14A
                              (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934
                           (Amendment No. ____)

Filed by the Registrant  [ ]

File by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement     [ ] Confidential, for Use of the
                                         Commission Only (as permitted
                                         by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      HASTINGS MANUFACTURING COMPANY
             (Name of Registrant as Specified in its Charter)

 ________________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          _________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:
          _________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:
          _________________________________________________________________
     (5)  Total fee paid:
          _________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          _________________________________________________________________
     (2)  Form, Schedule or Registration Statement No.:
          _________________________________________________________________
     (3)  Filing Party:
          _________________________________________________________________
     (4)  Date Filed:
          _________________________________________________________________





































                      HASTINGS MANUFACTURING COMPANY
                             325 North Hanover
                         Hastings, Michigan 49058
                       Telephone No. (616) 945-2491
                       Facsimile No. (616) 945-4667



                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MAY 7, 1996
___________________________________________________________________________


     You are cordially invited to attend the annual shareholder meeting of Hastings Manufacturing Company, a Michigan corporation ("Hastings"), to be held at its principal office located at 325 North Hanover, Hastings, Michigan, on Tuesday, the 7th day of May, 1996, at 9:00 a.m., local time, for the following purposes:

  1. To elect four (4) directors for three-year terms expiring in 1999.

  2. To transact any other business that may properly come before the meeting and any adjournment thereof.

     Only shareholders of record at the close of business on March 20, 1996, are entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournments thereof.

     Your attention is directed to the enclosed Proxy Statement and Proxy. The annual report of Hastings for the year ended December 31, 1995, is also enclosed.

     ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, THIS PROXY WILL NOT BE USED.

                           By Order of the Board of Directors


                           /S/ MONTY C. BENNETT
                           MONTY C. BENNETT
                           Secretary


April 12, 1996






                      HASTINGS MANUFACTURING COMPANY
                             325 North Hanover
                         Hastings, Michigan 49058
                       Telephone No. (616) 945-2491
                       Facsimile No. (616) 945-4667

                      ANNUAL MEETING OF SHAREHOLDERS
                                MAY 7, 1996
                              PROXY STATEMENT

                               INTRODUCTION

     This Proxy Statement and the enclosed Proxy are being furnished to holders of Common Stock, $2 par value per share ("Common Stock"), of Hastings Manufacturing Company ("Hastings" or the "Company") in connection with the solicitation of proxies by the Board of Directors of Hastings for use at the Annual Meeting of Shareholders and any adjournment thereof. The Annual Meeting will be held at 9:00 a.m., local time, on May 7, 1996, at the principal office of Hastings located at 325 North Hanover, Hastings, Michigan, for the purposes set forth in the accompanying "Notice of Annual Meeting of Shareholders."

     If a Proxy in the enclosed form is properly executed and returned to Hastings, the shares of Common Stock represented by the Proxy will be voted in accordance with the wishes specified on the Proxy. If no choice is specified, the designated proxies will vote the shares represented by the Proxy for the election of the four director nominees named in this Proxy Statement and in accordance with their best judgment with respect to any other matter that may properly come before the meeting and any adjournment thereof.

     Any shareholder who executes and delivers a Proxy may revoke it at any time before it is voted at the Annual Meeting by giving notice in writing directed to the Secretary of Hastings at the address set forth above, by submitting a Proxy bearing a later date, or by attending the meeting and voting in person. A shareholder's attendance at the Annual Meeting will not, by itself, revoke that shareholder's proxy.

     This Proxy Statement is being mailed to shareholders of Hastings on or about April 12, 1996.

                           ELECTION OF DIRECTORS

     The Board of Directors has nominated the following persons for election to the Board of Directors for three-year terms expiring at the Annual Meeting of Shareholders in 1999 or until their successors are elected and qualified:

Andrew F. Johnson   William R. Cook   Monty C. Bennett   Richard L. Foster


                       -2-
     Four other directors are serving terms that will expire in 1997 and 1998. The designated proxies intend to vote for the election of the four nominees named above. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. If any nominee should become unable or unwilling to serve, which is not contemplated, the incumbent Board of Directors may or may not select a substitute nominee.
If a substitute nominee is selected, the shares represented by a Proxy will be voted for the election of the substitute nominee. If a substitute nominee is not selected, the shares represented by a Proxy will be voted for the election of the remaining nominees. Proxies will not be voted for more than the number of nominees named in this Proxy Statement.

     A plurality of votes cast by the holders of shares of Common Stock present in person or by proxy at the Annual Meeting and voting on the election of directors is required to elect directors. For the purpose of counting votes on the election of directors, abstentions, broker non-votes and other shares not voted will not be counted as shares voted on the election, and the number of votes of which a plurality is required will be reduced by the number of shares not voted.

             YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                       FOR ALL NOMINEES AS DIRECTORS


                             VOTING SECURITIES

     The Board of Directors fixed the close of business on Wednesday, March 20, 1996, as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders to be held May 7, 1996, and any adjournments thereof.

     At the close of business on March 20, 1996, 389,243 shares of Common Stock were issued and outstanding. Each share of Common Stock issued and outstanding on the record date entitles its holder to one vote in person or by proxy on each matter presented for shareholder action.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following persons beneficially owned more than 5 percent of the outstanding shares of Hastings Common Stock as of March 20, 1996:











                       -3-

  NAME AND ADDRESS                  AMOUNT OF                       NATURE OF                       PERCENT OF
    OF BENEFICIAL                   BENEFICIAL                      BENEFICIAL                     OUTSTANDING
OWNER OF COMMON STOCK               OWNERSHIP                       OWNERSHIP                         SHARES
Stephen I. Johnson                   640 shares           Sole voting and investment power               0.16%
907 West Madison                 117,345 shares<F1>       Shared voting and investment power            30.15%
Hastings, MI 49058

The Stephen I. Johnson               -0- shares           Sole voting and investment power                  --
Family Group <F2>                177,747 shares           Shared voting and investment power            45.66%
c/o Stephen I. Johnson
907 West Madison
Hastings, MI 49058

Dimensional Fund                  29,200 shares           Sole voting and investment power               7.50%
Advisors, Inc. <F3>                  -0- shares           Shared voting and investment power                --
1299 Ocean Ave.
Suite 650
Santa Monica, CA 90401

Amici Associates and              35,600 shares           Sole voting and investment power               9.15%
The Collectors' Fund <F4>            -0- shares           Shared voting and investment power                --
100 Park Avenue
New York, New York 10017

Mark R. S. Johnson <F5>           25,726 shares           Sole voting and investment power               6.61%
c/o Hastings Mfg. Co.                -0- shares           Shared voting and investment power                --
325 North Hanover
Hastings, MI 49058

_______________________________________
    <F1> This number does not include 14,111 shares held by Mr. Johnson and two other persons as co-trustees of a testamentary trust established by Mr. Johnson's father. This number includes shares held by the Stephen I. Johnson Trust, the Isabel Sage Johnson Trust, the Anna M. Johnson Trust and the Aben E. Johnson Trust, each for which Mr. Johnson is a trustee, and shares held by SAMCO, Inc., of which Mr. Johnson is the majority shareholder.

    <F2> On October 26, 1982, the Stephen I. Johnson Family Group
("Family Group") filed a report on Schedule 13D (the "Schedule 13D") with the Securities and Exchange Commission and the American Stock Exchange in connection with a tender offer which terminated in January of 1983. Amendment No. 2 to the Schedule 13D was filed with the Securities and Exchange Commission on or about April 1, 1993, reaffirming the Family Group's mutual belief that it is in the best interests of Hastings and its shareholders that Hastings remain an independently owned corporation. The


                                      -4-
Family group consists primarily of family members and close relatives of Stephen I. Johnson. The Schedule 13D, as amended, contains a Shareholder Letter of Intent signed by all Family Group members. The Shareholder Letter of Intent states that Family Group members believe it is in the best interests of Hastings, its shareholders, its employees and the local community that Hastings remain an independently owned corporation and further states that Family Group members intend to oppose any takeover attempt that would result in Hastings no longer remaining an independently owned corporation and which is not in the best interest of Hastings, its shareholders, its employees or the local community. Family Group members and trusts for which such persons have or share voting power hold an aggregate of approximately 177,747 shares representing approximately 46% of the outstanding shares of Hastings Common Stock as of March 20, 1996.

    <F3> Based on information set forth in a report on Schedule 13G dated
February 13, 1987 as amended by amendments dated February 10, 1989, February 9, 1994 and January 31, 1995. Persons who are officers of Dimensional Fund Advisors, Inc. also serve as officers of DFA Investment Dimensions Group Inc. (the "Fund") and The DFA Investment Trust Company (the "Trust"). In their capacity as officers of the Fund and the Trust, these persons vote 10,100 shares owned by the Fund and 1,200 shares owned by the Trust. All of the 29,200 shares are owned by investment advisory clients of Dimensional Fund Advisors, Inc., no one of which to the knowledge of Dimensional Fund Advisors, Inc. owns more than 5% of the class.

    <F4> Based on information set forth in a report on Schedule 13D dated
February 21, 1991 as amended by amendments dated April 8, 1991 and December 6, 1995.

    <F5> This number does not include shares held by SAMCO, Inc., of which
Mr. Johnson is a vice president, secretary and minority shareholder.

SECURITY OWNERSHIP OF MANAGEMENT

       The following table shows the beneficial ownership of shares of Common Stock, held as of March 20, 1996, by each director, each nominee for election as director, each of the named executive officers (as defined in the Summary Compensation Table) and by all directors and executive officers of the Company as a group:









                       -5-

                                      AMOUNT OF                                                   PERCENT OF
     NAME OF                          BENEFICIAL                    NATURE OF                     OUTSTANDING
BENEFICIAL OWNER                      OWNERSHIP                BENEFICIAL OWNERSHIP                  SHARES
Mark R. S. Johnson                 25,726 shares<F1>      Sole voting and investment power            6.61%
                                      -0- shares          Shared voting and investment power             --

Andrew F. Johnson                   7,383 shares          Sole voting and investment power            1.90%
                                    3,717 shares<F2>      Shared voting and investment                0.95%

William R. Cook                       800 shares          Sole voting and investment power            0.21%
                                      -0- shares          Shared voting and investment power             --

Richard L. Foster                     -0- shares          Sole voting and investment power               --
                                      100 shares          Shared voting and investment power          0.03%

Monty C. Bennett                      575 shares          Sole voting and investment power            0.15%
                                      -0- shares          Shared voting and investment power             --

Dale W. Koop                          575 shares          Sole voting and investment power            0.15%
                                      -0- shares          Shared voting and investment power             --

Neil A. Gardner                       -0- shares          Sole voting and investment power               --
                                       10 shares          Shared voting and investment power          .003%

Douglas A. DeCamp                   1,000 shares          Sole voting and investment power            0.26%
                                      -0- shares          Shared voting and investment power             --

All directors and                  37,009 shares          Sole voting and investment power            9.51%
executive officers                  3,827 shares          Shared voting and investment power          0.98%
as group

_____________________
    <F1> This number does not include shares held by SAMCO, Inc., of which
Mr. Johnson is a vice president, secretary and minority shareholder.

    <F2> This number includes 2,017 shares held by Mr. Johnson's spouse in trust for the benefit of their daughter, as well as 1,700 shares held by Mr. Johnson's spouse individually. Mr. Johnson disclaims beneficial ownership of those shares. This number does not include shares held by SAMCO, Inc., of which Mr. Johnson is a vice president, treasurer and minority shareholder.





                       -6-
                     DIRECTORS AND EXECUTIVE OFFICERS

         The following table shows certain information concerning each director, nominee for director and executive officer, supplied by them as of December 31, 1995:

                   NOMINEES TO BE ELECTED FOR THREE-YEAR
                          TERMS EXPIRING IN 1999

                               PRINCIPAL OCCUPATION                         DIRECTOR
NAME AND AGE                    OR EMPLOYMENT <F1>                         SINCE <F2>
Andrew F. Johnson            Co-CEO/President-Operations                      1977
Age 46                       (since 1994)
                             and Executive Vice President-Operations
                             (1986-1994) of Hastings

William R. Cook              President of Pidgas, Inc.                        1977
Age 54                       Hastings, Michigan
                             (since 1975)

Monty C. Bennett             Vice President-Employee Relations                1982
Age 58                       (since 1986) and Secretary
                             (since 1982) of Hastings

Richard L. Foster            Retired; Production Control Manager of           1984
Age 68                       Hastings (1987-1988)

                            INCUMBENT DIRECTORS
                          TERMS EXPIRING IN 1998

                               PRINCIPAL OCCUPATION                         DIRECTOR
NAME AND AGE                    OR EMPLOYMENT <F1>                         SINCE <F2>
Neil A. Gardner              Vice President of Hastings City Bank,            1983
Age 49                       Hastings, Michigan, a financial
                             institution (since 1976)








                       -7-

                            INCUMBENT DIRECTORS
                          TERMS EXPIRING IN 1997

                               PRINCIPAL OCCUPATION                         DIRECTOR
NAME AND AGE                    OR EMPLOYMENT <F1>                         SINCE <F2>
Mark R. S. Johnson           Co-CEO/President-Marketing (since 1994)          1977
Age 48                       and Executive Vice President-Marketing
                             (1986-1994) of Hastings

Dale W. Koop                 Vice President-Engineering of Hastings           1982
Age 57                       (since 1982)

Douglas A. DeCamp            President/CEO FHI, Inc.
Age 58                       (formerly Flexfab, Inc.),                        1984
                             a producer of aircraft hosing and
                             fiberglass products (since 1984)

                                   EXECUTIVE OFFICERS
                                 WHO ARE NOT DIRECTORS

NAME AND AGE                   POSITIONS WITH HASTINGS
Roy O. Dukes                 Vice President - Manufacturing
Age 52                       (since 1994)

Thomas J. Bellgraph          Vice President - Finance
Age 44                       (since January 1996) and Treasurer
                             (since 1986)

_____________________
  <F1> Except as noted, each person listed above has been engaged in the same principal occupation for more than five years.

  <F2> No director or nominee for director is the director of any company that has a class of equity securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934 or is subject to
Section 15(d) of that Act, or any company registered as an investment company under the Investment Company Act of 1940.

     There are no family relationships (closer than first cousin) between any of the above-named persons, except that Mark R. S. Johnson and Andrew F. Johnson are brothers.

                       -8-
ORGANIZATION OF THE BOARD OF DIRECTORS

     The Hastings Board of Directors does not have a standing committee for nominating individuals for election as directors. The Hastings Board of Directors selects its nominees for election to the new Board of Directors at its first meeting each year in either January or February. The Hastings Board of Directors will consider nominees recommended by shareholders provided that such nominations are sent to the Secretary of Hastings on or prior to December 1 of the year preceding the Annual Meeting of Shareholders. Any such nominations should be in writing and state the name, age and address of the nominee, his or her educational and employment background, his or her present employment, and a full and complete statement as to the qualifications of the nominee to serve as a director. The Board of Directors will not consider any nomination which does not provide this information. If a shareholder intends to make a nomination at the Annual Meeting of Shareholders, he or she must deliver a notice to the Secretary of the corporation setting forth certain information concerning the proposed nominee, as described in Hastings' Bylaws, at least 120 days prior to the date of the notice of the meeting.

     The Hastings Board of Directors has a standing Audit Committee composed of William R. Cook (Chairman), Neil A. Gardner, Mark R. S. Johnson, Douglas A. DeCamp and Richard L. Foster. The function of the Audit Committee is to recommend independent auditors to the Board of Directors for the annual audit of Hastings and its subsidiaries, and to discuss the results of the audit with the independent auditors. The Audit Committee is responsible for causing suitable examinations of the financial records and operations of Hastings and its subsidiaries to be performed by the internal auditor and for reviewing internal controls to insure the objectivity of Hastings' financial statements. During 1995, the Audit Committee met twice.

     The Hastings Board of Directors has a standing Compensation Committee. The function of the Compensation Committee is to determine if director and officer compensation by Hastings is comparable to industry standards and to make appropriate recommendations to the Board of Directors. The Compensation Committee met twice during 1995. The members consist of the three outside directors, plus Mark R. S. Johnson and Andrew
F. Johnson as Advisors. In 1995, the outside directors were William R. Cook, Douglas A. DeCamp and Neil A. Gardner.

     On December 12, 1995 the Board of Directors established a
Strategic Planning Committee. The function of the Strategic Planning Committee is to consider and develop strategic policies and proposals intended to enhance shareholder value in the long or short term, and to make recommendations to the Board of Directors with respect to any such policy or proposal. The Committee has discretionary authority to review and negotiate any sale or merger proposal received by Hastings and to make



                       -9-
recommendations to the Board of Directors with respect to any such proposal. The members of the Committee may only consist of members of the Board of Directors who are not and have not for a five-year period been officers or employees of Hastings. The current members of the Committee are William R. Cook, Richard L. Foster and Neil A. Gardner. The Committee did not meet in 1995.

     During 1995, there were seven meetings of the Board of Directors.
All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of Committees on which they served during the year.


                         COMPENSATION OF DIRECTORS

     All directors who are not full-time employees of Hastings are paid a fee of $500 for each regular or special meeting of the Board of Directors and $500 for each committee meeting attended by the director. Directors who are full-time employees do not receive additional compensation.


                          EXECUTIVE COMPENSATION

     Compensation on an accrual basis during 1995, 1994, and 1993, for the Co-Chief Executive Officers of Hastings and for the four most highly compensated executive officers, other than the Co-Chief Executive Officers, who earned over $100,000 in salary and bonus in 1995 (the "named executive officers") is set forth together with certain other information in the following table. The executive officers of Hastings are appointed annually by and serve at the pleasure of the Board of Directors.




















                      -10-

                        SUMMARY COMPENSATION TABLE
                                                                                          LONG-TERM
                                            ANNUAL COMPENSATION                       COMPENSATION AWARDS
                                                                          RESTRICTED
NAME AND PRINCIPAL                                                          STOCK         ALL OTHER
     POSITION                         YEAR         SALARY        BONUS     AWARDS<F1>   COMPENSATION<F2>
Mark R.S. Johnson                     1995        $192,000         -0-        -0-           $9,254
Co-Chief Executive Officer            1994         191,379         -0-        -0-            9,266
President-Marketing                   1993         156,000      45,084        -0-            9,612

Andrew F. Johnson                     1995         192,000         -0-        -0-           10,944
Co-Chief Executive Officer            1994         191,379         -0-        -0-           10,956
President-Operations                  1993         156,000      45,084        -0-           11,328

Dale W. Koop                          1995         100,080         -0-        -0-            9,865
Vice President-                       1994          99,674         -0-        -0-           10,933
Engineering                           1993          86,400      16,652        -0-            8,427

______________
  <F1> No shares of restricted stock vested in 1995 because the performance goals were not met.

  <F2> All other compensation includes:  (a) Company matching contributions under the Hastings Savings Plan; (b) Company profit-sharing contributions to the Hastings Savings Plan; and (c) amounts allocated to use of a Company automobile. The amounts included for each factor in 1995 are:

                                    (A)          (B)          (C)

      Mark R. S. Johnson          $1,478        $7,776        - 0-
      Andrew F. Johnson           $3,168        $7,776        - 0-
      Dale W. Koop                $2,212        $4,943      $2,710


                           DEFERRED COMPENSATION

     On June 1, 1986, Hastings adopted a defined contribution 401(k) profit-sharing plan known as the Hastings Savings Plan. This plan is administered by Hastings and is available to all salaried employees. Individual accounts are maintained for contributions made on behalf of each employee and each employee has a choice of investment options as to the balance in his or her account. There are four types of contributions to



                      -11-
the plan: (1) an employee can make a voluntary contribution of the employee's compensation which is deducted by Hastings from the employee's normal compensation (legal limitations may restrict the maximum voluntary contribution by an employee in any year); (2) Hastings makes matching contributions equal to 40 percent of the amount of an employee's voluntary contribution, but only on the first 6 percent of an employee's compensation; (3) annually, from net profits, Hastings contributes for each employee an amount equal to 3 percent of the employee's compensation, plus 1 percent of the employee's compensation in excess of 50 percent of the social security wage base, plus 2 percent of the employee's compensation in excess of 75 percent of the social security wage base; and (4) Hastings may make discretionary contributions, from net profits, which are allocated among the participants based on the employee's annual compensation compared to total annual compensation of all employees. Benefits are payable at age 65 (normal retirement), or upon total disability, death, or early employment termination. There are vesting requirements for Hastings' profit-sharing and discretionary contributions (but not for an employee's voluntary or Hastings' matching contributions). For employees who became participants prior to January 1, 1989, the vesting schedule is 40 percent vesting after 4 years of service, with 100 percent vesting after 5 years of service. For employees who became participants on or after January 1, 1989, the vesting schedule is 100 percent after 5 years of service.


                             STOCK PERFORMANCE

     The following graph compares the cumulative total shareholder return on Hastings Common Stock to the AMEX Market Index and Peer Group Index. The AMEX Market Index is a broad equity market index published by the American Stock Exchange. The Peer Group Index is based upon the cumulative total shareholder return on the common stock issued by the selected companies in the automotive parts and accessories industry identified in Note 1 below. The returns of each member of the Peer Group are weighted according to the respective issuer stock market capitalization at the beginning of each period for which a return is indicated. Both indices assume dividend reinvestment. Cumulative total return is measured by dividing (i) the sum of (a) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the difference between the share price at the end and the beginning of the measurement period, by (ii) the share price at the beginning of the measurement period. The information in this Section entitled "Stock Performance" is not incorporated by reference in the Company's Annual Report on Form 10-K or in any other filings under the Securities Exchange Act of 1934.

        COMPARISON OF FIVE YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN



                         [STOCK PERFORMANCE GRAPH]


                      -12-
 (Assumes $100 Invested on January 1, 1991 and Reinvestment of Dividends)



         The table below shows dollar values for cumulative total shareholder return plotted in the graph above.

                          1990        1991        1992         1993        1994        1995
Hastings                $100.00       99.40       91.22        89.55       64.06       61.95
AMEX Market Index       $100.00      123.17      124.86       148.34      131.04      168.90
Peer Group Index        $100.00      127.91      182.25       256.85      221.57      236.65

__________________________
    <F1> The companies used to create the Peer Group Index are as follows:
Air Sensors Inc.; Amerigon Inc.; Arvin Industries Inc.; Bailey Corporation; Barnes Group Inc.; Borg Warner Automotive; Boyds Wheels Inc.; Breed Technologies Inc.; Capco Automotive Products; Champion Parts Inc.; Code-Alarm Inc.; Collins Industries Inc.; Dana Corporation; Defiance Inc.; Deflecta-Shield Corporation; Desc S.A.; Detroit Diesel Corporation; Donaldson Co., Inc.; Durakon Industries Inc.; Eaton Corporation; Echlin Inc.; Edelbrock Corp.; Excel Industries Inc.; Federal-Mogul Corporation; Gentex Corporation; Harvard Industries Inc.; Hastings Manufacturing Company; Hayes Wheels International Inc.; Hilite Industries Inc.; Jason Inc.; JPE Inc.; Kysor Industrial Corporation; Larizza Industries Inc.; Lund International Holdings; Magna International Inc.; Mascotech Inc.; Masland Corporation; Memtec Ltd.; Modine Manufacturing Co.; Monro Muffler Brake Inc.; Motorcar Parts & Accessories Inc.; Orbital Engine Corporation Ltd.; R&B Inc.; Redlaw Industries Inc.; Rotary Power International; RT Industries Inc.; Safety Components International; Schawk Inc.; Simpson Industries Inc.; Smith AO Inc.; Sparton Corporation; SPX Corporation; Standard Motor Products Inc.; Standard Products Co.; Stant Corporation; Superior Industries International; Tesma International; Top Source Technologies Inc.; Truck Components Inc.; TRW, Inc.; Universal Manufacturing Inc.; Valley Forge Corporation; Wescast Industries Inc.; Westinghouse Air Brake; Williams Controls Inc.; Wynn's International Inc.

        COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION (1)

     The Company's executive compensation policy is formulated and recommended to the Board by the Compensation Committee of the Board of Directors. The Compensation Committee also administers the Company's compensation plans. The Compensation Committee evaluates annual salaries and incentive compensation plans for the executive officers and recommends



                      -13-
the salaries and compensation to the Board. The Board of Directors makes the final decision on whether to adopt the Compensation Committee's recommendations.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

     The Compensation Committee's executive compensation philosophy is intended to provide competitive levels of compensation, "tie" or "couple" officers' compensation with the achievement of the Company's performance objectives, reward good corporate performance, recognize individual achievement, and allow the Company to attract and retain quality executive officers. The Compensation Committee's compensation policy provides that a significant portion of the annual compensation of each executive officer must relate to, and be contingent upon, the performance of the Company.
The Compensation Committee believes that this policy enhances shareholder value by rewarding executive officers for profitable growth of the Company.

     Compensation for executive officers, including the Co-Chief Executive Officers, is comprised of three primary components: base salary, an annual incentive bonus, and awards of restricted stock. Executive officers also receive various fringe benefits that are offered to other employees including health, pension and life insurance benefits. The Company's pension plan provides benefits based upon a percentage of the applicable officer's salary and bonus, and therefore the amount of the officer's retirement benefits are also partially tied to the Company's profitability and performance.

BASE SALARY

     The Company seeks to attract and retain executives by providing base salaries that are generally competitive with salaries paid for comparable positions with companies of similar general type and size in the marketplace. The Company obtains comparable salary information through various surveys. The skill and experience required by the position, job performance, accountability, length of service and current economic conditions also affect what an officer earns as a base salary.

     In general, the Company reviews the base salary of executive officers on an annual basis. Annual salary adjustments are determined by evaluating comparable salaries for executives at other companies, the job performance of the officer, and any increase in responsibilities of the officer.

ANNUAL CASH INCENTIVE BONUS

     The Company's executive officers may receive an annual cash incentive bonus which is based on the Company's performance and profitability gains during the prior fiscal year. This performance is based upon a reporting framework that treats factory labor and overhead as a current expense



                      -14-
instead of passing factory labor and overhead through inventory. The Company believes that this framework affords a more timely reflection and indicator of performance goals and trends.

RESTRICTED STOCK PLAN

     The Company also provides executive officers and certain other key employees of the Company with incentives to increase the long-term profitability of the Company by a restricted stock plan that was established in 1990 (the "Restricted Stock Plan"). The Compensation Committee believes that the Restricted Stock Plan helps to align the interests of the Company's executive officers and key employees with those of the Company and its shareholders by encouraging and promoting stock ownership by management. The Compensation Committee believes that the Restricted Stock Plan will result in better long-term performance for the Company and its shareholders. The Company currently has no target ownership level for equity holdings by officers.

     The Restricted Stock Plan is administered by a committee (the "RSP Committee"), consisting of three outside directors who are not eligible to participate in the Restricted Stock Plan. Every award of Common Stock under the Restricted Stock Plan will be subject to two types of restriction. The first restriction is based on a continuation of employment for five years (except in the case of retirement with prior approval, death or disability); otherwise, the recipient forfeits the unvested portion of any restricted stock held by him or her. Second, a portion of each award of restricted stock is also tied to achievement of certain performance goals established by the RSP Committee. The performance goals may be company-wide, subsidiary-wide, or division-wide, or tailored to the individual recipient. The performance goals have generally been based on the annual net income per share performance of the Company.

     If the Company meets or exceeds the performance goals for a particular year, then the recipient will become the owner of 20% of his or her restricted stock award. If the Company (or the individual, if applicable) fails to meet the performance goals, then the recipient will forfeit all interest in 20% of his or her restricted stock award. In other words, as long as the Company (or the individual, if applicable) meets the performance goals, then the recipient may keep the shares of stock awarded to him or her under the Plan.

     During 1995, all recommendations of the Compensation Committee were unanimously approved by the Board of Directors without modification.

                               Respectfully submitted,
                               William R. Cook
                               Douglas A. DeCamp
                               Neil A. Gardner


                      -15-
________________
  (1) The information in this Section entitled "Compensation Committee Report on Executive Compensation" is not incorporated by reference in the Company's Annual Report on Form 10-K or in any other filing under the Securities Exchange Act of 1934.


        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following directors were members of the Compensation Committee during 1995: William R. Cook; Douglas A. DeCamp; and Neil A. Gardner. During 1995 Andrew F. Johnson, Co-CEO and President-Operations of Hastings, served as a director of Hastings City Bank, of which Neil A. Gardner is a Vice President.


                           INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of BDO Seidman, Grand Rapids, Michigan, as independent auditors to audit the consolidated financial statements of Hastings and its subsidiaries for the fiscal year ending December 31, 1995. BDO Seidman has served as independent auditors for Hastings since August 18, 1971. A representative of BDO Seidman is expected to attend the Annual Meeting of Shareholders on May 7, 1996. The representative will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions from shareholders.


             COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires Hastings' directors and officers and individuals who beneficially own more than 10 percent of the outstanding shares of Hastings Common Stock to file reports with the Securities and Exchange Commission concerning their beneficial ownership and changes in their ownership of shares of Hastings Common
Stock. Such persons are required by Securities and Exchange Commission regulations to furnish to Hastings copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, Hastings believes that, from January 1 through December 31, 1995, all Section 16 reporting and filing requirements were fulfilled.








                      -16-
                           SHAREHOLDER PROPOSALS

     Any proposal that a Hastings shareholder intends to present at the Annual Meeting of Shareholders to be held in 1997 must be received by Hastings at its principal office not later than December 13, 1996, to be considered for inclusion in its proxy statement and form of proxy relating to that meeting. Proposals of shareholders should be made in accordance with Securities and Exchange Commission Rule 14a-8.


                              OTHER BUSINESS

     The Hastings Board of Directors is not aware of any other matters that may be presented to the shareholders for formal action at the meeting. If, however, any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on such matters.


                          SOLICITATION OF PROXIES

     The cost of soliciting Proxies will be borne by Hastings. Solicitation of Proxies will be made initially by mail. Directors, officers and employees of Hastings may solicit, without additional compensation, Proxies in person or by telephone, telegram, or oral communication. In addition, banks, brokerage firms, and other custodians, nominees, and fiduciaries may communicate with and forward soliciting materials to beneficial owners of shares held by them to obtain authorization for execution of Proxies and may be reimbursed by Hastings for reasonable expenses incurred in sending proxy materials to those beneficial holders. Hastings has engaged
Corporate Investor Communications, Inc., of Carlstadt, New Jersey, to assist in the solicitation of Proxies. Corporate Investor Communications, Inc. is expected to solicit Proxies personally and by mail, telephone and telegraph. Hastings will pay Corporate Investor Communications, Inc. a fee of $2,000 plus expenses for its services.

     It is important that your shares be represented at the meeting. To assure your representation, please complete, date, sign, and return promptly your proxy in the enclosed postage prepaid envelope.


                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /S/ MONTY C. BENNETT
                                      MONTY C. BENNETT
                                      Secretary



                      -17-
                      HASTINGS MANUFACTURING COMPANY
                             325 NORTH HANOVER
                         HASTINGS, MICHIGAN 49058
                       TELEPHONE NO. (616) 945-2491

                   PROXY FOR ANNUAL SHAREHOLDER MEETING
                                MAY 7, 1996

                     THIS PROXY IS SOLICITED ON BEHALF
                         OF THE BOARD OF DIRECTORS


          THE UNDERSIGNED SHAREHOLDER IN HASTINGS MANUFACTURING COMPANY, A MICHIGAN CORPORATION ("HASTINGS"), DOES HEREBY CONSTITUTE AND APPOINT MARK
R. S. JOHNSON, ANDREW F. JOHNSON AND MONTY C. BENNETT, AND EACH OF THEM, ATTORNEYS, AGENTS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, FOR AND IN THE NAME OF THE UNDERSIGNED AND WITH ALL THE POWERS THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, TO VOTE UPON AND ACT WITH RESPECT TO ALL THE SHARES OF COMMON STOCK OF HASTINGS HELD OF RECORD BY THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON MARCH 20, 1996, AT THE ANNUAL MEETING OF SHAREHOLDERS OF HASTINGS TO BE HELD AT THE PRINCIPAL OFFICE OF HASTINGS IN THE CITY OF HASTINGS, MICHIGAN, ON MAY 7, 1996, AT 9:00 A.M., LOCAL TIME, AND AT ANY AND ALL ADJOURNMENTS THEREOF, ALL ACCORDING TO THE NUMBER OF SHARES THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF THEN AND THERE PERSONALLY PRESENT, AS FOLLOWS (THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW):

          1. THE ELECTION OF THE FOUR (4) NOMINEES FOR DIRECTORS LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW):

               [_] FOR         [_] WITHHOLD AUTHORITY

          (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  ANDREW F. JOHNSON, WILLIAM R. COOK, MONTY C. BENNETT, RICHARD L. FOSTER

          2. TO CONSIDER AND ACT UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

          IF ANY NOMINEE IS UNABLE OR UNWILLING TO SERVE AS A DIRECTOR AT THE TIME OF THE ANNUAL MEETING OF SHAREHOLDERS, EACH PROXY MAY BE VOTED FOR ANY SUBSTITUTE NOMINEE DESIGNATED BY THE PRESENT BOARD OF DIRECTORS. FURTHER, THE PROXIES NAMED HEREIN SHALL HAVE DISCRETIONARY AUTHORITY TO VOTE ON OTHER MATTERS, NOT PRESENTLY KNOWN, THAT MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                                             SEE REVERSE
                                                SIDE


          THE ATTORNEYS, AGENTS, AND PROXIES NAMED HEREIN SHALL TOGETHER AND INDIVIDUALLY HAVE AND EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS, AGENTS AND PROXIES GRANTED HEREBY.

          RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS MEETING AND PROXY STATEMENT DATED APRIL 12, 1996, IS ACKNOWLEDGED.

          THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR ELECTION OF THE BOARD NOMINEES AS DIRECTORS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

          THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY GIVEN TO VOTE SUCH SHARES AT SAID MEETING OR AT ANY ADJOURNMENT THEREOF.

DATED:_______________________, 1996     X__________________________________


                                        X__________________________________
                                             (SIGNATURE OF SHAREHOLDER(S))

                                        NOTE: SIGNATURES SHOULD BE
                                        IDENTICAL TO THE NAMES ON THE STOCK
                                        CERTIFICATE. JOINT OWNERS SHOULD
                                        EACH SIGN PERSONALLY. PERSONS
                                        SIGNING AS ATTORNEY, EXECUTOR,
                                        ADMINISTRATOR, TRUSTEE OR GUARDIAN
                                        SHOULD GIVE FULL TITLE AS SUCH. IF
                                        A CORPORATION, PLEASE SIGN IN FULL
                                        CORPORATE NAME BY PRESIDENT OR
                                        OTHER AUTHORIZED OFFICER. IF A
                                        PARTNERSHIP, PLEASE SIGN IN
                                        PARTNERSHIP NAME BY AUTHORIZED
                                        PERSON.

PLEASE FILL IN, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO HASTINGS MANUFACTURING COMPANY, 325 NORTH HANOVER, HASTINGS, MICHIGAN 49058. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

FOR OUR RECORDS WE WOULD LIKE YOUR TELEPHONE
NUMBER, IF YOU DESIRE TO DISCLOSE IT.

(___) _________________________________
YOUR TELEPHONE NUMBER, INCLUDING
AREA CODE.